                                                             Exhibit 10(14)(2)

                               LICENSE AGREEMENT
                                  (Domestic)
                                 -------------


     THIS LICENSE AGREEMENT ("Agreement") is made and entered into as of the 1st day of October, 1997, by and between B.U.M. INTERNATIONAL, INC., a Nevada Corporation ("Licensor") and HAPPY KIDS LTD., a New York Corporation ("Licensee").

                                  BASIC TERMS
                                  -----------


     A.  Trademarks.  As used in this Agreement, the "Trademarks" mean the
         ----------
federally registered trademarks "b.u.m. equipment(R)" Registration Nos. 1,430,327, 1,697,485 and 1,765,172, and "B.U.M. SPORT(R)" Registration No.
1,794,325. The term "Trademarks" shall include any other trademarks now or hereafter owned by Licensor, which incorporate the word "B.U.M." (with or without periods between the letters).

     B.  Licensed Products.  As used in this Agreement, the "Licensed Products"
         -----------------
means boys (sizes 8-20) apparel, excluding underwear, hosiery, swimwear or jeanswear.

     C.  Territory.  As used in this Agreement, the "Territory" means the United
         ---------
States, its territories and possessions.

     D.  Term.  The term of this Agreement commences as of October 1, 1997 (the
         ----
"Commencement Date") and ends on December 31, 2001, subject to earlier termination or extension as provided herein (the "Term"). As used in this Agreement, a "Year" means a calendar year, except that the first Year of the Term shall commence on the Commencement Date and shall end on December 31, 1998.

     E.  Options to Extend.  Licensee is hereby granted two (2) options to
         -----------------
extend the Term of this Agreement for periods of three (3) Years each.

     F.  Guaranteed Minimum Royalties.  Licensee agrees to pay to Licensor
         ----------------------------
Guaranteed Minimum Royalties ("GMR") in the following amounts for each Year of the Term:

              Year                             GMR
              ----                             ---
         1 (15 months)                         ***
               2                               ***
               3                               ***
               4                               ***
         5 (option period)                     ***
         6 (option period)                     ***
         7 (option period)                     ***
         8 (option period)                     ***
         9 (option period)                     ***
        10 (option period)                     ***

*** Confidential portion omitted and filed separately with the Securities and Exchange Commission.

     G.  Royalties.  Licensee agrees to pay Royalties (to the extent not paid as
         ---------
GMR) at the rate of *** of Licensee's Net Sales (as defined in this Agreement) for Net Sales up to *** per Year, plus *** of Net Sales for Net Sales in excess of *** and up to *** per Year, plus *** of Net Sales in excess of *** per Year.

     H.  Minimum Net Sales Requirements.  During each Year of the Term of this
         ------------------------------
Agreement, Licensee must generate Net Sales equal to or in excess of the following:

              Year                       Minimum Net Sales
              ----                       -----------------
         1 (15 months)                      ***
               2                            ***
               3                            ***
               4                            ***
         5 (option period)                  ***
         6 (option period)                  ***
         7 (option period)                  ***
         8 (option period)                  ***
         9 (option period)                  ***
        10 (option period)                  ***

     I.  Advance.  A non-refundable Advance in the amount of Seventy-Five
         -------
Thousand Dollars ($75,000) shall be payable upon execution of this Agreement.

     J.  Distribution Channels.  Licensee agrees to sell Licensed Products only
         ---------------------
in the following channels of distribution: (1) "Upstairs" retailers, such as national department stores and specialty stores, (2) "off-price" retailers, including but not limited to, Ross Marshalls and retail stores of similar quality, (3) "mid-tier" retailers, including, but not limited to, Sears, JC Penney, Mervyn's and Montgomery Wards, and (4) the following "regional discount" retailers: Bradlees, Caldor, Roses, Venture, Shopko, Meijers, Fred Meyer, Parnida, and Target, and other retail stores of similar quality on a "case-by-case" basis, as approved in the sole and absolute discretion of Licensor. Licensee may also sell Licensed Products in any other channels of distribution to which any other Major Licensee (as defined herein) is now or hereafter permitted by Licensor to sell. Without limiting the foregoing, Licensee agrees that it will not sell or distribute Licensed Products (a) to any person or entity who does not sell at retail in the Territory, (b) to swap meets, flea markets, parking lot sales, warehouse sales or similar sellers which maintain minimum quality standards, (5) to any person or entity who Licensee knows or reasonably suspects will re-sell the Licensed Products outside of the Territory or through unapproved channels of distribution, including "jobbers". Licensor may, in its absolute discretion, change (lower, but not higher) the distribution channels at any time upon notice to Licensee. As used in this Paragraph J, the term "Major Licensee" means those licensees of Licensor who are granted the rights to sell men's, women's and children's sportswear,


*** Confidential portion omitted and filed separately with the Securities and Exchange Commission.

which licensees are presently Dino di Milano Corporation, Trends Clothing Corporation and Tahiti Apparel, respectively.

     K.     Initial Marketing Date. Licensee agrees to have shipped
            ----------------------
commercially reasonable quantities of Licensed Products no later than July 1, 1998.

     L.     Advertising Fee.  Licensee agrees to pay to Licensor each Year
            ---------------
during the Term of this Agreement an Advertising Fee in an amount equal to the greater of (1) *** of the Minimum Net Sales Requirements, or (2) *** of the actual Net Sales. Payments equal to *** of one fourth (1/4) of the Minimum Net Sales Requirements shall be payable concurrently with the quarter-annual payments of GMR. To the extent that the actual Net Sales for any quarter exceeds one-fourth (1/4) of the Minimum Net Sales Requirements for the Year, then Licensee shall pay to Licensor an amount equal to *** of such excess concurrently with the payment of Royalties for such quarter. Licensor shall actively advertise and promote the Trademarks in the Territory during the Term, using the Advertising Fee together with similar fees received from other licensees.

     M.     Standard Terms and Conditions. The Standard Terms and Conditions
            -----------------------------
attached to this Agreement are a part of this Agreement and are binding upon the parties hereto.

     The Basic Terms are set forth above for ease of reference, and are qualified by reference to the Standard Terms and Conditions. The Agreement consists of the Basic Terms, the Standard Terms and Conditions, and any exhibits or addenda attached hereto.

     BY ITS INITIALS HEREON, LICENSEE EXPRESSLY ACKNOWLEDGES THE PROVISIONS OF PARAGRAPH 13(g) OF THE STANDARD TERMS AND CONDITIONS AND AGREES THAT EXCEPT AS SET FORTH IN THE AGREEMENT, NEITHER LICENSOR NOR ANY OF ITS EMPLOYEES, AGENTS OR REPRESENTATIVES HAVE MADE ANY PROMISES OR REPRESENTATIONS TO LICENSEE CONCERNING THE SUBJECT MATTER OF THIS AGREEMENT AND THAT ANY PROMISES OR REPRESENTATIONS NOT EXPRESSLY SET FORTH IN THE AGREEMENT ARE OF NO FORCE OR EFFECT.

                                                                ----------
                                                                LICENSEE'S
                                                                 INITIALS


///
///
///
///
///
///
///
///
///

*** Confidential portion omitted and filed separately with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

"LICENSOR"                                "LICENSEE"

B.U.M. INTERNATIONAL, INC., a Nevada      HAPPY KIDS LTD., a New York Corporation
Corporation



                                          By  /s/ Jack M. Benun
                                            ------------------------------------------
By  [SIGNATURE ILLEGIBLE]                   Jack M. Benun, President
  ---------------------------------
Its  [ILLEGIBLE]
   --------------------------------
                                          Address:
Address:
                                          100 West 33rd Street, Suite 1100
1114 Avenue of the Americas               New York, New York 10001
30th Floor
New York, New York 10036                  Fax No.: (212) 736-5839

Fax No.: (212) 764-7925                   With Copy To:

With Copy To:                             Joel Rishty, Esq.
                                          Shekter Rishty Goldstein & Blumenthal P.C.
Stonefield Josephson, Inc.                1500 Broadway, 21st Floor
1620-26th Street, Suite 400 South         New York, New York 10036-4015
Santa Monica, California 90404
                                          Fax No.: (212) 944-7372
Attention: Larry Jacobs

Fax No.: (310) 453-1187

With Additional Copy To:

BRUCE R. GREENE, ESQ.
Richman, Lawrence, Mann, Greene,
 Chizever, Friedman & Phillips
9601 Wilshire Boulevard, Penthouse Suite
Beverly Hills, California 90210

Fax No.: (310) 205-5348

                         STANDARD TERMS AND CONDITIONS
                         -----------------------------




     1.   GRANT OF LICENSE.
          ----------------

          (a) Licensor hereby grants to Licensee, upon the terms and conditions set forth in this Agreement, and Licensee hereby accepts the grant of an exclusive right to use the Trademarks in connection with the manufacturing, wholesale sale and distribution of Licensed Products throughout the Territory during the Term. Notwithstanding the foregoing, Licensee is not granted the right to use the Trademarks in connection with the manufacture, sale or distribution of Licensed Products which are cross-licensed (i.e., which incorporate trademarks other than the Trademarks whether or not such other trademarks are owned by Licensor), which right is reserved to Licensor.

          (b) Licensor hereby reserves all rights not expressly granted to Licensee hereunder.


     2.   ROYALTIES AND REPORTING.
          -----------------------

          (a)  Guaranteed Minimum Royalties. Licensee agrees to pay to Licensor
               ----------------------------
the GMR set forth in the Basic Terms, in equal monthly installments, in advance on the first day of each month during the Term, without demand, and without offset or deduction of any nature. (It is understood that the full monthly installments of GMR will continue to be payable by Licensee, notwithstanding that Licensee has paid additional Royalties pursuant to Paragraph 2(c), until such time as the sum of the installments of GMR and the Royalties paid pursuant to Paragraph 2(c) for any Year equals the annual GMR, whereupon the payment of monthly installments of GMR shall cease for the remainder of that Year. For example, assume that the annual GMR is $120,000, payable in monthly installments of $10,000 in advance on the first day of each month. Assume further that Licensee pays the $10,000 installment of the GMR on January 1. If Licensee's sales for the month of January result in Royalties earned in the amount of $15,000, Licensee shall be required to pay the additional $5,000 on February 15 and will still be required to pay the full $10,000 installments of the GMR on February 1 and March 1.) Under no circumstances will any portion of the GMR be refundable to Licensee.

          (b)  Advance. The Advance set forth in the Basic Terms shall be
               -------
credited against the first payment(s) of GMR due and payable by Licensee.

          (c)  Royalties. During the Term, Licensee shall pay to Licensor
               ---------
Royalties at the rate specified in the Basic Terms. As used in this Agreement, "Net Sales" means the total number of units of Licensed Products sold by Licensee multiplied by the gross invoice price actually charged to the purchaser, exclusive of sales taxes, freight and insurance (the "Gross Sales"), reduced by quantity discounts (but not cash discounts) to the extent actually reflected on the invoices and further reduced by returns and allowances which are supported by bona fide credit memoranda. Provided, however, that there shall be no reduction from Gross Sales for discounts, returns and allowances which aggregate more than five percent (5%) of the Gross Sales during each Year. For the purpose of computing Net Sales, there shall be no other deductions of any nature from Gross Sales and, without limiting the generality of the foregoing, there shall be no deductions for markdowns, uncollectible accounts, bad debts or for any costs incurred in the manufacturing sale, distribution, advertising or promotion of the Licensed Products. Any sales or other distribution of Licensed Products made to parents, subsidiaries or any other entity affiliated with Licensee, or which are given away for promotional or similar purposes, will be deemed to have been sold at the established wholesale line price for the purpose of computing Royalties. All Royalties (including the GMR) shall be paid in U.S. currency. Royalties shall be paid concurrently with the Statement of Royalties described herein.

            (d)    Statement of Royalties. No later than the fifteenth (15th)
                   ----------------------
day of each month during the Term (commencing on the 15th day of the second month of the first Year and ending on the 15th day of the month following the last month of the Term), including any sell-off period subsequent to the termination of this Agreement, Licensee shall deliver to Licensor a written report, in a form provided by Licensor (which form may be modified from time to time by Licensor), showing among other things, Gross Sales, Net Sales and the computation of Royalties for the immediately preceding month (the "Statement of Royalties"). The Statement of Royalties shall be certified as being true and correct by an officer (or other duly authorized representative) of Licensee. The Statement of Royalties must be furnished whether or not there are any Net Sales for the month covered thereby, and whether or not any Royalties are due to Licensor for such month. The receipt or acceptance by Licensor of any Statement of Royalties shall not be deemed an acknowledgement by Licensor that such Statement of Royalties is accurate, and Licensor shall be entitled at any time to question the accuracy of any Statement of Royalties.

            (e)    Statement of Shipments by Account and Bookings. Concurrently
                   ----------------------------------------------
with the delivery of the Statement of Royalties, and from time to time upon the request of Licensor, Licensee shall deliver to Licensor a written report, in a form acceptable to Licensor, showing (i) all shipments of Licensed Products for the immediately preceding month by account, (ii) all booked (confirmed) orders for future shipments of Licensed Products, and (iii) all unconfirmed orders for future shipments of Licensed Products.

            (f)    Interest. Any Royalties or other monetary sums which are not
                   --------
paid to Licensor when due shall bear interest at the highest rate allowable by law.

      3.    MINIMUM NET SALES REQUIREMENTS. If Licensee fails to meet the
            ------------------------------
Minimum Net Sales Requirements set forth in the Basic Terms during any Year of the Term (whether or not Licensee has paid the annual GMR) Licensor shall have the right, upon notice to Licensee, to immediately terminate this Agreement, provided that such notice is given not later than sixty (60) days after the end of the Year in which the Minimum Net Sales Requirements have not been met.

      4.    BOOKS AND RECORDS.
            -----------------

            (a) Licensee agrees to maintain complete and accurate books of account and records covering all transactions related to this Agreement at Licensee's principal place of business, during the Term and for at least three
(3) years after the expiration or termination of this Agreement. Licensor and its representatives shall have the right, upon reasonable advance notice to Licensee and during regular business hours to inspect and audit (which includes the right to copy at no expense to Licensor) such books of account and records. If any audit discloses that the Royalties due to Licensor exceeded the Royalties actually paid by Licensee by an amount greater than two percent (2%) for the period being audited, Licensee shall pay immediately upon demand (in addition to all unpaid Royalties plus Interest) the cost of the audit.

            (b) Licensee agrees to furnish to Licensor, within ninety 990) days after the end of each Year during the Term, financial statements (current balance sheet and profit and loss statement for the prior Year), certified by an appropriate officer (or partner) of Licensee to be true, correct and complete and prepared in accordance with generally accepted accounting principles, consistently applied.


      5.    EXPLOITATION OF LICENSE.
            -----------------------

            (a) Licensee agrees to use best efforts and diligence to continuously sell and distribute the Licensed Products throughout the entire Territory during the Term. If at any time during the Term Licensee fails to ship Licensed Products in commercially reasonable amounts for a consecutive period of more than ninety (90) days, the Licensee shall be deemed to be in material default under this Agreement.

            (b) Licensee shall at all times maintain (or contract for) facilities and personnel adequate to fulfill its obligations under this Agreement, including, but not limited to, an effective sales force.

            (c) During each "season" (as such term is generally used in the apparel industry), Licensee shall ship not less than eighty-five percent (85%) of Licensed Products for which Licensee has accepted and confirmed purchase orders which require delivery during such season.

            (d) Licensee shall have the exclusive right to establish prices and terms for the sale of Licensed Products, Licensee shall provide Licensor, in advance of each selling season, with line sheets and price lists, and Licensee shall promptly notify Licensor of any change in pricing.

            (e) Licensee shall provide Licensor, upon request, with the names and addresses of all facilities at which the Licensed Products are manufactured, stored, and displayed for sale (excluding retailers) and Licensee shall make all necessary arrangements to allow Licensor or its representatives to have reasonable access to all such facilities upon reasonable advance notice during regular business hours for the purposes of conducting inspections to insure that Licensee is in compliance with this Agreement.

            (f) Licensee shall not manufacture, sell or distribute any other products which are identical or substantially similar to the Licensed Products. Upon receipt of notice from Licensor that Licensor has determined that any products being manufactured, sold or distributed by Licensee are, in Licensor's reasonable opinion, identical or substantially similar to with the Licensed Products, Licensee shall immediately discontinue the manufacture, sale or distribution thereof. Without limiting the generality of the foregoing, Licensee agrees that it will not copy or "knock off" any Licensed Products or offer for sale any products which are similar in design to the Licensed Products.

          (g) Licensee shall include in all of its written orders for the sale of Licensed Products such language as Licensor may reasonably specify for the purpose of preventing diversion of the Licensed Products from the approved channels of distribution.

          (h) Licensee shall include in all of its written orders for the purchase of materials and/or finished goods from third parties such language as Licensor may reasonably specify for the purpose of prohibiting the sale or other disposition of any products bearing the Trademarks by such suppliers other than to Licensee.

          (i) Licensee shall cut all labels and hangtags on defective merchandise (seconds or irregulars) prior to shipment and shall disclose on any invoices with respect thereto that such merchandise consists of seconds or irregulars.

          (j) Licensee agrees to participate (by among other things, providing an adequate number of samples for display) in all major trade shows. If Licensee shares space with other licensees in a booth provided by Licensor, Licensee shall reimburse Licensor for a portion of Licensor's costs incurred in connection with such trade shows, in an amount which will be equitably established by Licensor.

          (k) Licensee shall attend meetings called by Licensor from time to time to discuss any matters relating to this Agreement. All such meetings will be held at Licensor's offices and may be called by Licensor upon not less than thirty (30) days' prior written notice to Licensee, but not more frequently than one (1) time in each calendar quarter.

          (l) Licensee shall attend meetings and presentations with key retailers of the Licensed Products, as requested by Licensor, but not more frequently than twice each Year for each key retailer. Such meetings shall be called upon reasonable advance written notice to Licensee, and shall be held at either the retailer's corporate headquarters or such other place as may be designated by Licensor.

          (m) Licensee shall cooperate with Licensor and other licensees of Licensor (domestic and international) in connection with the exchange of ideas, design and other information relative to the manufacture, sale and distribution of Licensed Products (including, but not limited to, furnishing a reasonable quantity of samples to be distributed among such other licensees), but nothing shall require Licensee to divulge any of its trade secrets or other confidential information.

          (n) Nothing herein shall require Licensee to advertise or promote the Licensed Products. However, any advertising or promotion of the Licensed Products which Licensee desires to undertake is subject to the approval of Licensor as provided herein.

          (o) Licensee shall submit to Licensor written sales projections. Such sales projections shall be submitted to Licensor within thirty (30) days of the Commencement Date, and quarter-annually thereafter during the Term.

     6.   LICENSOR'S STANDARDS AND APPROVALS; SAMPLES.
          -------------------------------------------

          (a) Licensee agrees that the Licensed Products shall be of a high quality, consistent with the quality of other products which include the Trademarks which are manufactured, sold and distributed by Licensor and its other licensees. Accordingly, Licensee agrees to conform at all times to such standards as Licensor may direct, from time to time, including, but not limited to, standards relating to the design, manufacturing and packaging of the Licensed Products.

          (b) In furtherance of maintaining Licensor's standards, it is agreed that the following matters shall be subject to Licensor's prior written approval (which may be given or withheld in Licensor's sole and absolute discretion):

              (i)    Advertising, promotional and display material;

              (ii)   Labels, hangtags and packaging;

              (iii) Designwork (including, but not limited to, fabric, graphics, colors and concepts);

              (iv) Licensed Products (including, but not limited to, approval of all samples).

     Licensee shall strictly follow the procedures established by Licensor with respect to obtaining Licensor's approvals of the foregoing, as more fully set forth in Exhibit "A" attached hereto.

          (c) Licensee shall provide Licensor, upon request, with a reasonable number of samples, at no charge, for advertising and promotional purposes.

     7.   TRADEMARK AND COPYRIGHT PROTECTION.
          ----------------------------------

          (a) Licensee recognizes the great value of the goodwill associated with the Trademarks and acknowledges that such goodwill belongs exclusively to Licensor, and that Licensee shall acquire no proprietary rights in the Trademarks or their goodwill by virtue of this Agreement. Licensee further recognizes that the Trademarks have acquired secondary meaning in the mind of the public. Accordingly, Licensee agrees that the breach of its obligations under this Agreement (other than breaches relating to the payment of monetary sums) will cause Licensor irreparable damages which may not be compensable by monetary damages, and that in the event of such breach, in addition to any other rights or remedies which Licensor may have, Licensor may seek and obtain injunctive relief, without the necessity of posting bond (unless otherwise required by law).

          (b) Licensee shall prominently display on all Licensed Products manufactured by Licensee pursuant to this Agreement (including labels, hangtags and packing material), and in all advertising and promotional materials using the Trademarks, such trademark and/or copyright notices as Licensor shall designate.

          (c) Licensee shall not identify itself as the owner of the Trademarks or any right or interest therein except as a licensee. Licensee shall not use the Trademarks, or any similar mark, symbol or other designation, in connection with its own corporate or business name, as a tradename, or in any similar manner. Licensee shall not apply for the registration of any of the Trademarks which is confusingly similar to the Trademarks anywhere in the world. Licensee agrees that all designwork created in connection with this Agreement shall be and remain the property of Licensor, and that it will not use any such designwork, or any similar designwork on any products bearing a trademark, brand, label or similar identification other than the Trademarks.

          (d) Licensee agrees that it will not attack or contest the validity or ownership of the Trademarks by Licensor.

          (e) Licensee shall promptly notify Licensor if any legal action is instituted against Licensee relating to Licensee's use of the Trademarks. Licensee shall also promptly notify Licensor of any counterfeiting or other infringement of the Trademarks, or any diversion of the Licensed Products from the approved channels of distribution, of which Licensee becomes aware. Licensor shall have the right, but not the obligation, to institute legal action or take any other actions which it deems necessary to protect its interest in the Trademarks, and Licensee shall fully cooperate with Licensor in any such action, provided that any out-of-pocket expenses of Licensee incurred in connection therewith are paid or reimbursed by Licensor. Any monetary recovery resulting from any such action shall belong solely to Licensor. If Licensor declines to institute or continue any legal action, Licensee may, with the consent of Licensor, which will not be unreasonably withheld, institute or continue same in its name, at its sole expense, in which event any monetary recovery resulting therefrom shall belong solely to Licensee.

          (f) Licensee shall reasonably cooperate with Licensor to prevent unlawful use of the Trademarks, including counterfeiting, and to prevent diversion of Licensed Products outside of the Territory and/or approved distribution channels.

          (g) Licensee shall not take any action which damages the reputation of Licensor or which reflects negatively upon Licensor, the Trademarks or the Licensed Products.


     8.   TERMINATION.
          -----------

          (a)  No Cure Period. In addition to any other termination rights which
               --------------
Licensor has under this Agreement, Licensor shall have the right to terminate this Agreement by giving written notice to Licensee, if Licensee (i) manufactures, sells, distributes, advertises, or promotes any Licensed Products without having obtained all required approvals of Licensor as provided herein;
(ii) asserts any ownership or proprietary interest in the Trademarks, or contests Licensor's ownership rights therein; (iii) breaches any of the provisions of this Agreement prohibiting Licensee from assigning, transferring or sublicensing this Agreement or any of its rights or obligations hereunder;
(iv) or any guarantor of Licensee's obligations hereunder files a voluntary petition under the Federal Bankruptcy Code, or is subject to the filing of an involuntary petition under the Federal Bankruptcy Code which is not dismissed within thirty (30) days, or is declared insolvent, or makes an assignment for the benefit of creditors, or dissolves, is liquidated or otherwise discontinues its business, or suffers a custodian, trustee or receiver to be appointed for it or for it's business, which is not released or discharged within thirty (30) days, or if substantially all of its assets or Licensee's interest in this Agreement is subjected to any writ of attachment, execution, garnishment or other legal process which is not released within thirty (30) days; (v) fails to begin distributing substantial quantities of Licensed Products by the Initial Marketing Date set forth in the Basic

Provisions; or (vi) sells or distributes any Licensed Products outside of the Territory or outside of the approved distribution channels set forth in the Basic Provisions.

           (b)   Cure Period.  This Agreement shall automatically terminate ten
                 -----------
(10) days after written notice by Licensor to Licensee of any breach or default by Licensee in the performance of its obligations under this Agreement (other than those set forth in subparagraph (a) unless such breach or default is cured within such ten (10) day period; provided that if the nature of the breach or default is such that it cannot reasonably be cured within such ten (10) day period, then Licensee shall have an additional thirty (30) days to cure same if Licensee commences the cure within the ten (10) day period and diligently pursues same to completion. The additional thirty (30) day cure period shall not apply to the breach or default by Licensee in the payment of Royalties or any other monetary sums hereunder.

           (c)   Rights Upon Termination.  Subject to the rights of Licensor to
                 -----------------------
purchase Licensee's inventory, as set forth below, upon termination of this Agreement (other than a termination resulting from the breach by Licensee pursuant to Paragraph 8(a)(i), (ii), (iii) or (vi) hereof) or a termination upon the expiration of the Term of this Agreement, Licensee shall have the right to sell inventory remaining on the date of termination, provided that: (i) a detailed schedule of the inventory remaining on the date of termination and its location is provided to Licensor within fifteen (15) days after the date of termination (and if such schedule is not provided within such time period, Licensee shall not have any sell-off rights); (ii) all such sales shall be duly accounted for and shall be subject to all provisions of this Agreement, including but not limited to, the furnishing of Statements of Royalties and the payment of Royalties; (iii) all such inventory is disposed of within ninety (90) days after the date of termination; and (iv) no defective or unapproved Licensed Products may be sold. Immediately upon the termination of this Agreement, Licensee shall cease taking orders and shall cease the manufacture of all Licensed Products, except that any work-in-process may be completed at Licensee's option, to fill orders taken prior to the date of termination, and such work-in-process will be considered inventory for the purposes of this Paragraph. Licensor shall have the option (but not the obligation) to purchase all or any portion of the inventory of Licensed Products and/or raw materials which contain the Trademarks remaining upon termination (other than inventory necessary to fill existing orders) at Licensee's actual cost of labor and materials. Licensor shall notify Licensee within fifteen (15) days after receipt of the list of inventory required by this Paragraph of its exercise of this option to purchase. Any Licensed Products which are not disposed of in accordance with this Paragraph shall, immediately upon expiration of the sell-off period, be turned over to Licensor, at no cost to Licensor.

           (d) At any time during the six (6) months preceding the expiration of the Term (provided that Licensee has not duly exercised an option to renew), Licensor or any new licensee shall have the right to promote, advertise and take orders for the Licensed Products.

           (e) Any termination of this Agreement resulting from a breach or default by Licensee shall not relieve Licensee from any obligations which accrued prior to the date of termination or from the continuing obligation to pay GMR and the Advertising Fee for the balance of the Term. Notwithstanding the foregoing, by placing their initials below, the parties acknowledge that the breach by Licensee of this Agreement would cause substantial damages to Licensor, including, but not limited to, loss of "presence" in the marketplace while a successor or replacement license is located, and that the extent of such damages would be difficult and impractical to ascertain. Accordingly, it is agreed that if Licensor terminates this Agreement as a result of Licensee's breach or default, then Licensor shall be entitled to recover from Licensee, as liquidated damages (in lieu of any recovery for royalties, payments of GMR and Advertising Fees which would be payable subsequent to the date of termination, but not in limitation of any other remedies which Licensor may have a result of such breach or default, such as the right to injunctive relief and the right to recover royalties, payments of GMR and Advertising Fees due as of the date of termination) an amount equal to the greater of (i) twenty-four (24) times the monthly GMR applicable on the date of termination; or (ii) twenty-four (24) times the highest actual Royalties payable during any of the six (6) months immediately preceding the month in which the Agreement is terminated. The parties agree that under the circumstances existing on the date of this Agreement the foregoing sum is a fair and reasonable estimate of Licensor's damages resulting from Licensee's breach and that this sum is intended to constitute liquidated damages pursuant to California Civil Code (S)1671.

                               [DMD]                            JMB
                        -------------------             -------------------
                        LICENSOR'S INITIALS             LICENSEE'S INITIALS


        9.      INDEMNIFICATION AND INSURANCE.
                -----------------------------

                (a) Licensee agrees to indemnify, defend and hold Licensor and its shareholders, officers, directors, parents, subsidiaries, managing agents and other agents free and harmless from and against any and all claims, demands, actions, causes of action, lawsuits, judgments, costs, expenses and other liabilities of every nature, including attorneys' fees, arising from (i) Licensee's manufacture, sale, advertising or promotion of the Licensed Products including, without limitation, any product liability claims or any chargebacks or credits claimed by any customer, vendor, factor or creditor of Licensee, and
(ii) the breach or inaccuracy of any of Licensee's warranties, representations or covenants contained in this Agreement. Licensor agrees to indemnify, defend and hold Licensee and its shareholders, officers, directors, parents, subsidiaries and agents free and harmless from and against any and all claims, demands, actions, causes of action, lawsuits, judgments, costs, expenses and other liabilities of every nature, including attorneys' fees, arising from the breach or inaccuracy of any of Licensor's representations or warranties contained in this Agreement. The foregoing indemnification provisions shall survive the termination of this Agreement.

                (b) Licensee shall obtain and maintain at its sole cost and expense throughout the Term standard product liability insurance from a reputable licensed insurance company reasonably acceptable to Licensor, naming Licensor as additional insured, which policy shall provide protection against any and all claims for injuries or property damage arising out of defects in the Licensed Products. The minimum amount of coverage shall be Five Million Dollars ($5,000,000.00) combined single limit for bodily injury and/or for property damage, which may include an umbrella policy of not more than Two Million Dollars ($2,000,000.00). The policy shall provide for ten (10) Days notice to Licensor from the insurer in the event of any modification, cancellation or termination. Licensee agrees to furnish Licensor with a certificate of insurance naming Licensor as additional insured within ten (10) days after execution of this Agreement and upon each renewal of insurance coverage.


        10.    REPRESENTATIONS AND WARRANTIES.
               ------------------------------
               (a)    Representations of Licensee. Licensee represents as
                      ----------------------------
        follows:
                      (i) [If Licensee is a corporation] Licensee has been duly incorporated and organized and is validly existing in good standing under the laws of the jurisdiction in which it was incorporated.

                       [If Licensee is a partnership] Licensee is a partnership (either general or limited, as described in the Basic Provisions) duly formed and existing under the laws of the jurisdiction in which it was formed.

                       [If Licensee is a limited liability company] Licensee has been duly organized and is validly existing in good standing under the laws of the jurisdiction in which it was organized.

                       (ii) Licensee is duly qualified to do business in all jurisdictions within the Territory which require such qualification to conduct the business to be conducted by Licensee under this Agreement.

                       (iii) Licensee has full power and authority to enter into and perform this Agreement.

                       (iv) This Agreement has been duly authorized by all necessary action on the part of Licensee's board of directors (or other governing body) and has been duly executed and delivered by Licensee.

                       (v) Licensee has entered into no other agreement or contract, and is not subject to any order, decree or ruling, which would prohibit Licensee from performing its obligations under this Agreement.

                       (vi) Licensee has adequate capital to finance the business contemplated by this Agreement and has adequate production resources to fulfill its obligations hereunder.

               (b) Representations of Licensor. Licensor represents as follows:
                   ---------------------------

                     (i) Licensor has been duly incorporated and organized and is validly existing in good standing under the laws of the State of Nevada.

                     (ii) Licensor has corporate power and authority to enter into and perform this Agreement.

                     (iii) This Agreement has been duly authorized by all necessary corporate action on the part of Licensor and has been duly executed and delivered by Licensor.

                     (iv) Licensor is the lawful owner of the Trademarks and has the right, power and authority to grant the rights granted to Licensee hereunder.

                      (v) Licensor has entered into no other agreement or contract and is not subject to any order, decree or ruling, which would prohibit Licensor from performing its obligations under this Agreement.

        11.     OPTIONS TO EXTEND TERM.  Licensee must exercise its options to
                ----------------------
extend the Term by delivering written notice thereof to Licensor not later than six (6) months prior to the expiration of the Term, or any extension of the Term. Notwithstanding anything herein to the contrary, Licensee shall have no right to exercise any option to extend the Term if (a) at the time of purported exercise of any option, Licensee is in default under this Agreement, or (b) during any Year of the Term, including any option period, Licensee received more than two notices of default from Licensor, regardless of whether such defaults were cured.

        12.     SUBLICENSING AND ASSIGNMENT.
                ---------------------------

                (a) Licensee's right under this Agreement may not be sublicensed without the prior written consent of Licensor, which consent may be granted or withheld in the sole and absolute discretion of Licensor. Approval of one sublicense shall not be deemed an approval of any other sublicense.

                (b) Licensee shall have no right or power to assign this Agreement, or any interest therein, nor may this Agreement or any interest therein beassignable by operation of law, or otherwise, without the prior written consent of Licensor, with may be granted or withheld in the sole and absolute discretion of Licensor. An assignment shall be deemed to have occurred in the event that fifty percent (50%) or more of the ownership interests (which means shares if Licensee is a corporation, or general partnership interests if Licensee is a partnership or membership interests if Licensee is a limited liability company) of Licensee shall be sold or otherwise transferred to any person or entity who does not hold an ownership interest as of the date that this Agreement is executed.

                (c) Any assignment or sublicensing (or attempt to do either of the foregoing) by Licensee without the prior written consent of Licensor shall be null and void and of no force or effect and shall also constitute grounds for immediate termination as provided in Paragraph 8(a) hereof. No approved assignment or sublicensing shall release Licensee from any of its obligations hereunder, unless a release of liability is expressly agreed upon in writing by Licensor.

        13.     GENERAL PROVISIONS.
                ------------------

                (a)    Disclaimer of Agency; No Franchise.  This Agreement does
                       ----------------------------------
not constitute either party the agent of the other, or create a partnership or joint venture between the parties, and neither Licensor nor Licensee shall have any power to obligate or bind the other in any manner whatsoever. The parties specifically acknowledge that this Agreement creates a licensor/licensee relationship between them, and that although Licensor retains certain approval rights and other controls, Licensee acknowledges that such approval rights and controls are necessary to protect the Trademarks and the goodwill associated therewith, which Licensee recognizes as being usual and customary for licenses in the apparel industry. Licensee further acknowledges that (i) it is relying primarily on its own knowledge, skill and expertise. In the apparel business, and (ii) no marketing plan has been provided, suggested or recommended by Licensor and that, subject to Licensor's approval rights and controls provided herein, Licensee shall be free to operate its business according to its own marketing plan or system. Accordingly, the parties specifically agree that this Agreement does not create a franchise.

          (b) Governmental Compliance. Licensee agrees to comply, at its own
              -----------------------
expense, with all laws, ordinances, rules, regulations, and other requirements of all governmental authorities and agencies having jurisdiction over Licensee relating to the manufacture, sale, distribution and advertising of the Licensed Products or any of Licensee's other activities pursuant to this Agreement. Without limiting the generality of the foregoing, Licensee shall strictly comply with the Fair Labor Standards Acts, the California Labor Code and all other federal and state labor laws and regulations, and shall take all necessary steps to insure compliance with such laws and regulations by all third-party contractors which are retained by Licensee to manufacture the Licensed Products. Licensee agrees that all Licensed Products shall be of good and merchantable quality, free from all defects, and free from any materials or substances which may be harmful or dangerous to human beings. Proof of compliance with the provisions of this Paragraph shall be furnished by Licensee to Licensor upon demand.

          (c) Notices. All notices required or permitted to be given pursuant to
              -------
this Agreement shall be in writing and shall be delivered either personally, by overnight delivery service or by U.S. certified or registered mail, postage prepaid, return-receipt requested and addressed to the parties at their respective addresses as they appear below their respective signatures hereon. Notices may also be given by facsimile transmission to the facsimile telephone numbers which appear below the parties' respective signatures hereon, provided that a copy of the notice is also sent by one of the other above-described methods of service. The parties may change their addresses or facsimile telephone numbers for notice by giving notice of such change in accordance with this Paragraph. Notices sent by overnight delivery service shall be deemed received on the business day following the date of deposit with the delivery service. Mailed notices shall be deemed received upon the earlier of the date of delivery shown on the return-receipt, or the second business day after the date of mailing. Notices sent by facsimile transmission shall be deemed served on the date of transmission, provided that is during regular business hours, otherwise on the next business day.

          (d) Construction; Jurisdiction. This Agreement has been executed in
              --------------------------
and is to be performed in the State of California, and this Agreement shall be interpreted in accordance with the laws of the State of California. The parties specifically agree that any action to enforce or interpret this Agreement (which is not subject to arbitration as provided herein) may be brought in any state or federal court in the State of California, County of Los Angeles or in the State of New York, Count of Kings (at the option of Licensor) and the parties hereby submit to the jurisdiction of all such courts.

          (e) Benefit. This Agreement shall be binding upon and Inure to the
              -------
benefit of the parties hereto, and their respective heirs, assigns, successors-in-interest, and legal representatives, subject to the restrictions on assignment set forth herein.

          (f) Amendments. This Agreement may not be amended, modified or altered
              ----------
except by a written instrument executed by all parties hereto.

     (g)   Entire Agreement.  Neither of the parties has made any
           ----------------
representations, warranties, covenants or promises relating to the subject matter of this Agreement except as set forth herein, and any prior agreements or understandings not specifically set forth herein shall be of no force or effect. This Agreement constitutes the entire agreement of the parties relative to the subject matter hereof.

     (h)   Invalidity. If any provision of this Agreement is declared by a court
           ----------
of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall nevertheless be given full force and effect.

     (i)   Captions and Exhibits.  Captions are for convenience only and shall
           ---------------------
not be considered in interpreting any of the provisions hereof. All exhibits and addenda attached hereto are incorporated herein by reference.

     (j)   Gender; Number.  As used herein, the masculine, feminine or neuter
           --------------
gender, and the singular or plural number, shall each be deemed to include the others whenever the context so indicates.

     (k)   Attorneys' Fees.  Should either party be required to bring legal
           ---------------
action (including arbitration) to enforce its rights under this Agreement, the prevailing party in said action shall be entitled to recover from the losing party its reasonable attorneys' fees and costs in addition to any other relief to which he is entitled. Such recovery of attorneys' fees shall include any attorneys' fees incurred in connection with any bankruptcy or reorganization proceeding, including stay litigation. The parties further agree that any attorneys' fees incurred in enforcing any judgment are recoverable as a separate item, and that this provision is intended to be severable from the other provisions of this Agreement, shall survive the judgment, and is not to be deemed merged into the judgment. Licensee also agrees to reimburse Licensor in the sum of Three Hundred Dollars ($300) for attorneys' fees incurred in connection with the sending of any notice of breach or default, whether or not such breach or default is cured.

     (l)   Arbitration.  Any controversy or claim arising out of or relating to
           -----------
this Agreement, or breach thereof in which the amount in controversy is less than Fifty Thousand Dollars ($50,000), shall be settled by binding arbitration in Los Angeles, California, or New York, New York (at the option of Licensor) in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, and judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction. Notwithstanding the foregoing, nothing herein shall prohibit Licensor from applying to a court of competent jurisdiction for any appropriate injunctive relief or othe provisional remedies. The cost of arbitration shall be borne by the losing party, or, if there is no losing party, as the arbitrator(s) shall determine.

     In any arbitration proceedings relative to this Agreement, or breach thereof, all parties shall have the right to take depositions and to obtain discovery regarding the subject matter of the arbitration pursuant to California Code of Civil Procedure Section 1283.05, or any successor statute.

     Service of any Petition to confirm or vacate the Arbitration award and Notice of Hearing thereon may be made by certified or registered mail, return-receipt requested, or by personal delivery.

      The arbitrator'(s) award may be limited to a statement that one party pay to the other a sum of money. The arbitrator(s) will not be deemed to exceed their powers (per California Code of Civil Procedure Sections 1286.2 or 1286.6) by committing an error of law or legal reasoning, it being agreed that the decision of the arbitrator(s) shall be final and unreviewable for error of law or legal reasoning of any kind.

            (m)   Counterparts. This Agreement may be executed in one (1) or
                  ------------
more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one (1) and the same instrument.

            (n)   Waiver. The failure of any party, at any time, to require
                  ------
timely performance by any other party of any provision of this Agreement shall not affect such party's rights thereafter to enforce the same, nor shall the waiver by any party of any breach of any provision of this Agreement, whether or not agreed to in writing, be taken or held to be a waiver of the breach of any other provision or a waiver of any subsequent breach of the same provision of this Agreement. No extension of time for the performance of any obligation or act hereunder shall be deemed to be an extension of time for the performance of any other obligation or act hereunder.

            (o)   Time of Essence. Time is of the essence with respect to the
                  ---------------
performance by the parties of their respective obligations under this Agreement.

            (p)   Additional Acts. The parties agree to perform such further
                  ---------------
acts and to execute, acknowledge and deliver such documents as may be necessary to effectuate the provisions of this Agreement.

            (q)   Confidentiality. The parties agree that the provisions of this
                  ---------------
Agreement shall be and remain confidential and shall not be disclosed by either party to any other person or entity, except (i) as may be required by court order or other legal process or (ii) as may be required for the legitimate conduct of a party's business, such as a disclosure to a party's attorneys, accountants or other representatives, but only to the extent necessary for the foregoing purposes. Each of the parties shall take reasonable precautions to prevent any further disclosure by such party's employees and such party's representatives to whom disclosure is permitted pursuant to this Paragraph.

                         ADDENDUM TO LICENSE AGREEMENT
                         -----------------------------



     THIS ADDENDUM TO LICENSE AGREEMENT ("Addendum") is attached to and made a part of that certain License Agreement dated as of October 1, 1997 ("Agreement") between B.U.M. INTERNATIONAL, INC., a Nevada Corporation ("Licensor") and HAPPY KIDS LTD., a New York Corporation ("Licensee"). Capitalized terms used in this Addendum shall have the same meaning as set forth in the Agreement, unless otherwise provided herein. In the event of any conflict or inconsistency between the provisions of the Agreement and the provisions of this Addendum, the provisions of this Addendum shall control.


     1.    Paragraph 2(a).  The GMR shall be paid quarter-annually, in advance
           --------------
on the fifteenth (15th) day of the months of January, April, July and October of each Year.

     2.    Paragraph 2(c).  The words "(but not cash discounts)" in the second
           --------------
sentence are hereby deleted. The words and number "five percent (5%)" in the third sentence are hereby amended to read "fifteen percent (15%)".

     3.    Paragraph 2(d).  The Statement of Royalties shall be due
           --------------
quarter-annually on the fifteenth (15th) day of January, April, July and October of each Year.

     4.    Paragraph 3.  The following sentence is added at the end of the
           -----------
paragraph: "Notwithstanding the foregoing Licensor shall not have the right to terminate the Agreement as a result of the failure of Licensee to meet the Minimum Net Sales Requirements for any Year if (a) Licensee has paid the full GMR for that Year, and (b) Licensee has generated Net Sales equal to at least eighty percent (80%) of the Minimum Net Sales Requirements for that Year."

     5.    Paragraph 4(a).  Licensor's inspection and audit rights shall be
           --------------
exercised no more frequently than one (1) time each Year. The words and number "two percent (2%)" in the last sentence are hereby amended to read "five percent (5%)".

     6.    Paragraph 5(a).  The provisions of Paragraph 5(a) shall apply only
           --------------
after the Initial Marketing Date.

     7.    Paragraph 5(c). The words and number "eighty-five percent (85%)" are
           --------------
hereby amended to read "eighty percent (80%)".

     8. Paragraph 5(e). The entire Paragraph is hereby deleted and the following is inserted in its place: "Throughout the Term, Licensee shall maintain accurate and complete records containing the names and addresses of all facilities at which the Licensed Products are manufactured and stored. In the event that Licensor reasonably determines that just cause exists (i.e., as a result of counterfeiting or other Trademark infringement, diversion of the Licensed Products from the approved channels of distribution, quality control problems with the License Products, or similar circumstances) Licensee shall disclose as reasonably necessary the identity of such facilities to Licensor and shall cooperate with Licensor to arrange for access thereto by Licensor or its representatives for the limited purpose of remedying the problem. Any such information disclosed to Licensor by Licensee shall be treated as confidential."

      9.   Paragraph 5(f). The entire Paragraph is hereby deleted.
           --------------

     10.   Paragraph 5(j). The words "that bear any of the Trademarks" are
           --------------
hereby inserted after the word "merchandise" in the first line.

     11.   Paragraph 5(i). The words "all major" in the first sentence are
           --------------
hereby deleted and the words "the M.A.G.I.C." are hereby inserted in their place. The word "direct" is hereby inserted before the word "costs" in the second sentence. The following sentence is hereby added at the end of the
Paragraph: "Licensee shall be permitted to participate in such trade show separately from Licensor, as long as it also participates jointly with Licensor".

     12.   Paragraph 5(m). The following words are added at the end of the
           --------------
Paragraph: "which shall include, without limitation, its costs, pricing and sources of new materials and/or production".

     13.   Paragraph 5(p). The following new Paragraph 5(p) is added to the
           --------------
Agreement: "(p) Licensor shall make available to Licensee, upon request of Licensee, ideas, designs, and other information relative to the manufacture, sale and distribution of Licensed Products developed by Licensor or derived from other licensees of Licensor (domestic and international). Licensor makes no representations that any such ideas, designs or information will in fact be developed and nothing herein shall be deemed to require Licensor to create any designs for Licensee, such being the sole responsibility of Licensee."

     14.   Paragraph 8(a). The words "regularly and repeatedly" are hereby
           --------------
inserted before the word "manufactures" in the third line. The words "thirty
(30)", in both places where they appear in subparagraph (iv) only, are hereby replaced with the words "sixty (60)".

     15.   Paragraph 8(b). The words "ten (10)", in all places which they
           --------------
appear, are hereby replaced with the words "thirty (30)".

     16.   Paragraph 8(c). The words "including, without limitation, work in
           --------------
process" are hereby added after the word "inventory" in the fourth line. The words "fifteen (15)" in the sixth line are hereby deleted and replaced with the words "thirty (30)". The words "ninety (90)" in the ninth line are hereby deleted and replaced with the words "one hundred eighty (180)". The words "or otherwise reasonably anticipated as of that date" are hereby inserted after the word "termination" in the thirteenth line.

     17.   Paragraph 8(e). The words "an amount equal to the greater of (i)
           --------------
twenty-four (24) times the monthly GMR applicable on the date of termination; or
(1) twenty-four (24) times the highest actual Royalties payable during any of the six (6) months immediately preceding the month in which the Agreement is terminated" are hereby amended to read "the amount of Two Hundred Fifty Thousand Dollars ($250,000)".

     18.   Paragraph 8(f). The following new Paragraph 8(f) is hereby added to
           --------------
the Agreement: "Licensee may, at any time during the Term, terminate the Agreement by giving at least six (6) months advance notice to Licensor, accompanied by a "termination fee" in the amount of Two Hundred Fifty Thousand Dollars ($250,000). In such event, the Agreement shall terminate on the date set forth in the notice as if the Term had expired on that date (it being understood that the provisions of Paragraph 8(c) shall apply in such event and Licensee shall remain liable for all Royalties due through the termination date)."

     19.   Paragraph 11. The word "two" is hereby deleted and the word "four
           ------------
(4)" is hereby inserted in its place.

           20.    Paragraph 12(b).  The sale or transfer of common stock of
                  ---------------
Licensee shall not be deemed to be an assignment if such common stock is publicly trading on any nationally recognized securities exchange, or if Licensee is a public company with its common stock trading "over the counter".

           21.    Paragraph 12(d).  The following new Paragraph 12(d) is hereby
                  ---------------
added to the Agreement: "Notwithstanding the foregoing, Licensee may, without Licensor's prior consent, enter into sublicenses and/or assign this Agreement to a parent or wholly-owned subsidiary of Licensee, or to an affiliate of Licensee which is at least fifty-one percent (51%) owned and controlled by Jack Benun (and/or his spouse and/or his children and/or any bona fide estate planning trust or similar device for Jack Benun), provided that Licensee shall notify Licensor of each such sublicense and assignment, and provided further that such assignment or sublicense shall not release Licensee from liability under the Agreement."

           22. Any default under that certain License Agreement dated June 1, 1995 between Licensor and Licensee (the "Existing License Agreement") beyond any applicable notice, grace and/or cure period, shall be deemed a default under this Agreement. Notwithstanding the foregoing, if Licensee promptly pays the amount set forth in Paragraph 23 of the Addendum to the Existing License Agreement, as modified by Paragraph 3 of the First Amendment to the Existing License Agreement, as liquidated damages, this License Agreement shall not be deemed to be in default. Further, if Licensee defaults hereunder but promptly pays the amount set forth in Paragraph 8(e) as liquidated damages, the Existing License Agreement shall not be deemed to be in default.

           23. The effectiveness of this Agreement is conditioned upon Licensee concurrently exercising its first option to renew the term of the Existing License Agreement (for the period January 1, 1999 through December 31,
2001) and the concurrent execution of a Second Amendment to the Existing License Agreement.

           24. In the event that the Minimum Net Sales Requirements under both this Agreement and the Existing License Agreement are equalled or exceeded during any Year, then for that Year, the Royalty Rate for such excess Net Sales shall be as follows: *** of Net Sales in excess of the cumulative Minimum Net Sales Requirements of both this Agreement and the Existing License Agreement and up to *** of cumulative Net Sales, plus *** of Net Sales in excess of *** of cumulative Net Sales.


           IN WITNESS WHEREOF, the parties have executed this Addendum as of the date above first written.


"LICENSOR"                             "LICENSEE"
B.U.M. INTERNATIONAL, INC.             HAPPY KIDS, LTD., a New York Corporation
a Nevada Corporation


By:  /s/ Illegible                     By: /s/ Jack M. Benun
   -------------------------------        -------------------------------------
                                          Jack M. Benun, President

Its: Chairman and CEO
    ------------------------------

*** Confidential portion omitted and filed separately with the Securities and Exchange Commission.

                              APPROVAL PROCEDURE
                              ------------------



        1.      Product Approval Procedure.
                --------------------------

                (a) Before offering for sale any item which Licensee intends to sell as a Licensed Product, Licensee shall obtain Licensor's prior approval of such item according to the procedure set forth in this Section 1, which procedure may, from time to time, be changed by Licensor at its discretion on written notice to Licensee.

                (b) Not later than the fifteenth (15th) day of January of each calendar year during the Term, Licensee shall give written notice to Licensor of:

                       (i) The number of collections of Licensed Products (also known in the trade as "lines" or "seasons") it intends to offer for sale during that exact calendar year;

                       (ii) The approximate date Licensee intends to present the final proposed Licensed Products for each such collection for approval by Licensor in a pre-production showing pursuant to Section (c) hereof;

                       (iii) The approximate date Licensee intends to commence production of each proposed Licensed Product; and

                       (iv) Any other related information Licensor may, from time to time, request.

                (c)    (i)      To obtain Licensor's prior approval of each
proposed Licensed Product, Licensee shall present to Licensor, for Licensor to retain (and prior to the production thereof), no less than one (1) final product representing each proposed Licensed Product intended to be part of that collection, two (2) swatches of material of no less than six (6) square inches each which indicate the material and color intended to be used for each Licensed Product's specifications, sources of all raw materials and said source code numbers and/or code numbers, relating thereto, and completed Licensed Product Approval Forms (said presentation hereinafter being referred to as a "Pre-Production Showing").

                       (ii) Licensor shall indicate its approvals, which shall not survive the time period of the collection for which they are granted, or disapprovals on the Licensed Product Approval Forms - copies of which shall be delivered or mailed to Licensee within ten (10) business days thereafter (or within a reasonable extension period, written notice of which shall be mailed or personally delivered to Licensee during said ten (10) business day period). Performance by Licensee shall be in strict accordance with that which is indicated on the Licensed Product Approval Forms. No item may be manufactured or sold as a Licensed Product unless approved by Licensor in accordance with the procedures set forth herein.

                       (iii) Pre-Production Showings shall be set by the parties at a mutually convenient date and time at Licensor's notice address or where Licensor shall otherwise direct. If the parties cannot agree on a date or time, Licensee shall give Licensor written notice of two (2) alternative dates and times (between the hours of 10:00 a.m. and 5 p.m. on regular business days), receipt by Licensor of which shall be no less than five (5) business days prior to the first alternate date. If Licensor does not confirm an appointment for each date


                                  EXHIBIT "A"
                                  Page - 1 -
in writing at lease twenty-four (24) hours prior to the time set forth in the first alternate date, then Licensee shall deliver to Licensor, at Licensor's notice address, on said first alternate date at the time specified, that which it intended to present Licensor at the Pre-Production Showing, and a written, itemized receipt indicating each proposed Licensed Product, swatch set, sketch, and Licensed Product Approval Forms delivered.

                   (iv) Any proposed Licensed Product or aspect of its physical characteristics not disapproved by Licensor in writing and mailed or personally delivered to Licensee within the ten (10) business days after receipt of the Licensed Product Approval Form (subject to a reasonable extension under the terms set forth in Section (c)(ii) hereof) shall be deemed approved for use in that collection.

                   (v) Any disapproved item or aspect relating to its physical characteristics thereof shall not be used by Licensee, but may be submitted in altered form for Licensor's approval. Such resubmission must follow the procedures set forth in this Section 1 as if it were an original submission.

                (d) In order for Licensor to determine and assure itself that Licensee is maintaining the quality control standards set forth herein, within ten (10) business days after the commencement of each Licensed Product's first production run, Licensee shall deliver to Licensor no less than one (1) of each first production run Licensed Product without charge. Licensee shall also, from time to time, within five (5) business days of each request from Licensor, deliver to Licensor, Licensed Products in accordance with Licensor's specific order (e.g., color, size, fabrication and the like) in the then present collection not to exceed twenty (20) items per Licensed Product style without charge to licensor.

        2.   Trademark Use Approval Procedure.
             --------------------------------
                (a) All uses of the Trademarks (including, but not limited to uses on hangtags, labels, packaging, advertising and promotion) shall at all times be subject to the prior approval of Licensor according to the procedure set forth in this Section 2. Such approval must be in writing on a Trademark Use Approval Form. Said Trademark Use Approval Forms must be completed in detail and submitted to Licensor as required. In all instances, Licensee shall inform Licensor in writing of the name, address, and telephone number of each and every person and/or entity that causes a use of the Trademarks on Licensee's behalf as well as all details regarding the use relating thereto.

                (b) Licensor shall indicate its approvals, which shall not survive the time period of the specific use for which they are granted, or disapprovals on the Trademark Use Approval Forms - copies of which shall be delivered or mailed to Licensee within ten (10) business days thereafter (or within a reasonable extension period, written notice of which shall be mailed or personally delivered to Licensee during said ten (10) business day period). Performance by licensee shall be in strict accordance with that which is indicated on the Trademark Use Approval Forms. No use may be made of the Trademarks unless approved by Licensor in accordance with the procedures set forth herein.

                                  EXHIBIT "A"
                                   Page -2-

        (c) Any proposed Trademark use or aspect of its physical characteristics not disapproved by Licensor in writing and mailed or personally delivered to Licensee within the ten (10) business days after receipt of the Trademark Use Approval Form (subject to a reasonable extension under the terms set forth in Section (b) hereof) shall be deemed approved for the use requested.
        (d) If any proposed use of the Trademarks has been disapproved by Liscensor, Licensee may resubmit such proposed use in altered form only if submitted in accordance with the procedures set forth herein. Licensee shall under no circumstances use the Trademarks in any disapproved manner.

        3.      Forms.
                -----
                (a) The Licensed Product Approval Form and the Trademark Use Approval form shall be provided by Licensor to Licensee, and shall initially be in the form attached hereto as Exhibits "1" and "2", respectively.

                (b) Licensor may, from time to time, upon reasonable notice to Licensee, modify any of its forms, or provide additional forms for use by Licensee to facilitate the approval procedures.

        4.      Standards for Approvals.  In granting or withholding approvals
                -----------------------
pursuant to Sections 1 and 2, Licensor agrees to act in good faith. Licensee acknowledges that the nature of the approvals required hereunder is highly subjective, and accordingly, Licensee agrees that Licensor shall not be held to any objective standard of "reasonableness".

        5.      Limitations of Effect of Approvals.  Licensor's approval in any
                ----------------------------------
instance of Licensed Products or any use of the Trademarks shall not be deemed an acknowledgment by Licensor that Licensee has complied with its other obligations under this Agreement, including, but not limited to, the obligation of Licensee to comply with applicable laws and the obligation of Licensee to manufacture safe and defect-free products.

              PRODUCT APPROVAL FORM-SUBMISSION SUMMARY/COVER PAGE
              ---------------------------------------------------

LICENSEE:                               [     ]         PAGE       OF
         -----------------------                            -----    -----

PRODUCTS:                               [     ]
         -----------------------

SUBMITTED ON:                           BY:
               -----/-----/-----           -------------------------------

==========================================================================

INTENDED SELLING SEASON:  YEAR:          SEASON:               [CODE:    ]
                               --------         -------------        ----

TOTAL ITEMS SUBMITTED:    FIRST TIME SUBMISSIONS:
                                                 -------------

                                   RESUBMISSIONS:
                                                 -------------

PRODUCTION/SHIPPING SCHEDULE:

     DATE:                 EVENT:
          ----/----/----         -----------------------------------------
                                 -----------------------------------------
     DATE:                 EVENT:
          ----/----/----         -----------------------------------------
                                 -----------------------------------------
     DATE:                 EVENT:
          ----/----/----         -----------------------------------------
                                 -----------------------------------------

NOTE: ANY APPROVAL SHALL NOT BE CONSTRUED AS CONSENT TO INFRINGE A THIRD-PARTY'S COPYRIGHT, TRADEMARK OR OTHER RIGHT AND SHALL NOT SURVIVE THE ABOVE SEASON.

==========================================================================
                     *****To Be Completed By Licensor*****

DATE RECEIVED:                  BY:
              ----/----/----       ---------------------------------------

ACTION TAKEN:               TOTAL:           ITEMS              ITEMS
                                           APPROVED           APPROVED
                                        ----------------------------------
              FIRST TIME SUBMISSIONS:                    |
                                        ----------------------------------
              RESUBMISSIONS:                             |
                                        ----------------------------------

HARDFILE LOCATION:      TITLE:                     DRAWER NO.:
                              ------------------              ------------

DATE LICENSEE NOTIFIED:                BY:
                       ----/----/----     --------------------------------

METHOD:
       -------------------------------



                                 EXHIBIT "1"

               PRODUCT APPROVAL FORM - SUBMISSION DETAIL BY ITEM
               -------------------------------------------------


LICENSEE:                                     [   ]                 PAGE   OF
         ---------------------------------                              ---  ---
PRODUCTS:                                     [   ]
         ---------------------------------
SUBMITTED ON:      /   /                      BY:
                --- --- ---                      -------------------------------
INTENDED SELLING SEASON:  YEAR:            SEASON:                [CODE:       ]
                               ---------          ------------          -------
================================================================================

ITEM NO./STYLE NO.:           /               [   ]   FIRST TIME OR
                        -----  -----
                                              [   ]   RESUBMISSION

PROPOSED WHOLESALE SELLING PRICE:  $
                                    ---------------
DESCRIBE ITEM:
(Fabric, Color,    -------------------------------------------------------------
Source Code No.,
Etc.)              -------------------------------------------------------------

                   -------------------------------------------------------------

SHIPPING:          BEGINS:     /   /     ENDS:     /   /
                            --- --- ---         --- --- ---

[ATTACH SKETCHES TO THIS FORM; ATTACH SWATCHES TO "SWATCH ATTACHMENT FORM"]

NOTE: ANY APPROVAL SHALL NOT BE CONSTRUED AS CONSENT TO INFRINGE A THIRD-PARTY'S COPYRIGHT, TRADEMARK OR OTHER RIGHT AND SHALL NOT SURVIVE THE ABOVE SEASON.

================================================================================
                     *****To Be Completed by Licensor*****

DECISION DATE:        /   /        BY:
                   --- --- ---        ------------------------------------------
                                   Name
                                       -----------------------------------------
                                   Title/Department
                                                   -----------------------------
[_]  APPROVED  [_] DISAPPROVED

COMMENTS/BASIS:
                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

WAS ITEM LEFT FOR QUALITY CONTROL PURPOSES?:   [_] YES       [_] NO

   IF NOT, DATE ITEM IS DUE:     /   /
                              --- --- ---
DATE LICENSEE NOTIFIED:     /   /        BY:
                         --- --- ---        ------------------------------------
METHOD:
       ---------------------------------




                                  EXHIBIT "1"

                 PRODUCT APPROVAL FORM-SWATCH ATTACHMENT PAGE
                 --------------------------------------------

LICENSEE:                                [    ]                 PAGE    OF
         ------------------------------                             ----  ----

PRODUCTS:                                [    ]
         ------------------------------

SUBMITTED ON:      /    /                BY:
               --------------               ----------------------------------
ITEM NO./STYLE NO.:              /
                   ------------------------------

INTENDED SELLING SEASON:    YEAR:      SEASON:                   [CODE:    ]
                                 ------       ------                   ----
================================================================================
             *****AFFIX RELEVANT SWATCHES, ETC., TO THIS PAGE*****

                          TRADEMARK USE APPROVAL FORM
                          ---------------------------

LICENSEE:                                [    ]                 PAGE    OF
         ------------------------------                             ----  ----

PRODUCTS:                                [    ]
         ------------------------------

SUBMITTED ON:  ___/___/___               BY:
                                            ----------------------------------
================================================================================
[  ] FIRST TIME SUBMITTED     OR  [  ]  RESUBMISSION

                                        DATE OF PRIOR SUBMISSION:    /    /
                                                                 --------------
DESCRIPTION:
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------
               ***** AFFIX A SAMPLE OF THIS USE TO THIS FORM *****

SUPPLIER/AD AGENCY NAME:
                        --------------------------------------------------------
INTENDED USE:
                    ------------------------------------------------------------

                    ------------------------------------------------------------

USE PERIOD:   ___/___/___       ___/___/___           SEASON:
                                                             -------------------

USE IS AFFIXED ON OR USED WITH WHAT PRODUCTS?:
                                              ----------------------------------

--------------------------------------------------------------------------------
NOTE: ANY APPROVAL SHALL NOT BE CONSTRUED AS CONSENT TO INFRINGE A THIRD-PARTY'S COPYRIGHT, TRADEMARK OR OTHER RIGHT AND SHALL NOT SURVIVE THE ABOVE-SEASON.
================================================================================
                     ***** To Be Completed By Licensor *****

SUBMISSION NO.:                 DATE RECEIVED: ___/___/___    MEDIA CODE:
                                                                         -------
                                                                            or
                                                          NON-MEDIA CODE:
                                                                         -------
DECISION DATE: ___/___/___                      BY:
                                                   -----------------------------
                                                Name
                                                    ----------------------------
                                                Title/Department
                                                                ----------------
[  ] APPROVED    [  ] DISAPPROVED

COMMENTS/BASIS:
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------
DATE LICENSEE NOTIFIED:     ___/___/___          BY:
                                                    ----------------------------

METHOD:
       ------------------------------------

                                  EXHIBIT "2"